UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 15, 2017 (February 15, 2017)

Tredegar Corporation
(Exact name of Registrant as specified in charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1100 Boulders Parkway, Richmond, Virginia	23225
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(804) 330-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 15, 2017 (the “Closing Date”), The William L. Bonnell Company, Inc. (“Buyer”), which is a wholly-owned subsidiary of Tredegar Corporation (the “Company”), completed the acquisition (the “Transaction”) of 100% of the outstanding shares of capital stock of Futura Industries Corporation (“Futura Industries”) for an aggregate purchase price of approximately $92,000,000, subject to certain adjustments (the “Purchase Price”).  The Transaction was completed pursuant to the terms of the Stock Purchase Agreement, dated as of February 1, 2017 (the “Purchase Agreement”), by and among the Buyer, Futura Industries, Susan D. Johnson, The Susan D. Johnson Trust, Ken Wells and, in his capacity as sellers’ representative, Brent F. Lloyd.

For more information on the Purchase Agreement, see the description thereof in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 2, 2017.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To fund the Purchase Price and related closing costs, the Company borrowed approximately $92,000,000 under its $400,000,000, five-year, revolving, secured credit facility, dated as of March 1, 2016 (the “Credit Agreement”), with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank, Citizens Bank of Pennsylvania and PNC Bank, National Association, as co-syndication agents, and U.S. Bank National Association, BMO Harris Bank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as co-documentation agents, and the other lenders party thereto (collectively, the “Lenders”).  Certain of the Company’s material domestic subsidiaries have guaranteed to the Lenders the obligations of the Company under the Credit Agreement pursuant to a separate guaranty agreement, dated as of March 1, 2016 (the “Guaranty”).

The borrowing, which the Company contributed to the Buyer, bears interest at a rate per annum equal to the one month Adjusted LIBO Rate (as defined in the Credit Agreement) plus the applicable credit spread per the terms of the Credit Agreement (as of the Closing Date, Adjusted LIBO Rate of .8125 plus spread of 175 basis points).

For more information on the Credit Agreement and the Guaranty, see the description thereof contained in Item 1.01 of the Current Report on Form 8-K filed by the Company with the SEC on March 3, 2016.

Item 8.01.	Other Events.

On February 15, 2017, the Company issued a press release announcing the Closing.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

2.1
Stock Purchase Agreement, dated as of February 1, 2017, by and among Futura Industries Corporation, Futura Corporation, Susan D. Johnson, The Susan D. Johnson Trust, Ken Wells, The William L. Bonnell Company, Inc., and, in his capacity as Sellers’ Representative, Brent F. Lloyd (filed as Exhibit 2.1 to the Company’s Current Report Form 8-K (File No. 1-10258), filed on February 2, 2017, and incorporated herein by reference).  (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibit or schedule upon request.)

4.1
Credit Agreement, dated as of March 1, 2016, among Tredegar Corporation, as borrower, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank, Citizens Bank of Pennsylvania and PNC Bank, National Association, as co-syndication agents, and U.S. Bank National Association, BMO Harris Bank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as co-documentation agents, and the other lenders party thereto (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 1-10258), filed on March 3, 2016, and incorporated herein by reference).

4.2
Guaranty, dated as of March 1, 2016, by and among the subsidiaries of Tredegar Corporation listed on the signature pages thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent, for the ratable benefit of the Holders of Guaranteed Obligations (as defined therein) (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 1-10258), filed on March 3, 2016, and incorporated herein by reference).

4.3
Pledge and Security Agreement, dated as of March 1, 2016, by and among Tredegar Corporation and the subsidiaries of Tredegar Corporation listed on the signature pages thereto and JPMorgan Chase Bank, N.A., as administrative agent, for the ratable benefit of the Secured Parties (as defined therein) (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 1-10258), filed on March 3, 2016, and incorporated herein by reference).

99.1	Press release issued on February 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2017

TREDEGAR CORPORATION

	By:	/s/ Michael J. Schewel
Michael J. Schewel
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of February 1, 2017, by and among Futura Industries Corporation, Futura Corporation, Susan D. Johnson, The Susan D. Johnson Trust, Ken Wells, The William L. Bonnell Company, Inc., and, in his capacity as Sellers’ Representative, Brent F. Lloyd (filed as Exhibit 2.1 to the Company’s Current Report Form 8-K (File No. 1-10258), filed on February 2, 2017, and incorporated herein by reference).  (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibit or schedule upon request.)

4.1
Credit Agreement, dated as of March 1, 2016, among Tredegar Corporation, as borrower, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank, Citizens Bank of Pennsylvania and PNC Bank, National Association, as co-syndication agents, and U.S. Bank National Association, BMO Harris Bank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as co-documentation agents, and the other lenders party thereto (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 1-10258), filed on March 3, 2016, and incorporated herein by reference).

4.2
Guaranty, dated as of March 1, 2016, by and among the subsidiaries of Tredegar Corporation listed on the signature pages thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent, for the ratable benefit of the Holders of Guaranteed Obligations (as defined therein) (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 1-10258), filed on March 3, 2016, and incorporated herein by reference).

4.3
Pledge and Security Agreement, dated as of March 1, 2016, by and among Tredegar Corporation and the subsidiaries of Tredegar Corporation listed on the signature pages thereto and JPMorgan Chase Bank, N.A., as administrative agent, for the ratable benefit of the Secured Parties (as defined therein) (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 1-10258), filed on March 3, 2016, and incorporated herein by reference).

99.1	Press release issued on February 15, 2017.